Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

                             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nutra Pharma Corp. on  Form  10KSB/A  for  the  period  ending  December 31, 2003,  as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, Rik J. Deitsch,  Chief  Executive Officer and Chief Financial Officer of the Company, certify, pursuant to  18 U.S.C. Section 1350, as  adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rik J. Deitsch

_____________________

Rik J. Deitsch

Chief Executive Officer and

Chief Financial Officer

Date: May 7, 2004